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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Experts" in this Registration Statement on Form N-1A for the CIF All Cap Equity Fund.


/s/ PricewaterhouseCoopers LLP
New York, New York
January 28, 2004